Notes payable and others	12 Months Ended
Dec. 31, 2024
Notes payable and others
Notes payable and others

15.Notes payable and others

Notes payable and others represent the amount due to the suppliers for purchases of finished products resulting from operating activities, which include short-term commercial acceptance notes mature within one year and short-term bank acceptance notes issued by financial institutions that entitle the holder to receive the stated amount from the financial institutions at the maturity date of the notes. The Group has utilized notes payable to settle amounts owed to suppliers. Notes payable and others also include a letter of credit, which is issued by the bank to facilitate the settlement of the transactions with service providers. Once issued, the bank endorses to pay to the service provider, who is also the letter of credit holder, when the letter of credit matures. The letters of credit are normally settled within twelve months.